FEDERAL INCOME TAX (Tables)	12 Months Ended
Mar. 31, 2021
FEDERAL INCOME TAX
Income tax expense
	2021	2020
Federal Tax statutory rate	21%	21%
Permanent differences	3.46%	3.52%
Valuation allowance	(24.46)%	(24.52)%
Effective rate	0%	0%
Deferred tax assets:	2021	2020
Net operating loss carry-forwards	$3,429,000	$1,970,000
Other	-	5,000
Total deferred tax asset	3,429,000	1,975,000
Valuation allowance	(3,429,000)	(1,975,000)